UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report:  February 10, 2003

(Date of earliest event reported)

INSWEB CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0–26083	94–3220749
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification Number)

11290 Pyrites Way, Suite 200

Gold River, California 95670

(Address of principal executive offices)

(916) 853-3300

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS.

5.1                   Attached hereto as Exhibit 99.1 and incorporated by reference herein is the announcement of InsWeb Corporation’s “Voluntary No-cost Program for Holders of Fewer than 100 Shares of InsWeb Corporation Common Stock”, as presented in a shareholder letter dated February 7, 2003.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)          Exhibits

99.1            Announcement of a “Voluntary No-cost Program for Holders of Fewer than 100 Shares of InsWeb Corporation Common Stock”.

SIGNATURE

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2003	INSWEB CORPORATION
(Registrant)

/s/ William D. Griffin
William D. Griffin Chief Financial Officer (Principal Accounting Officer)